Sprout Social Announces Fourth Quarter 2024 Financial Results 26% Year-over-Year cRPO Growth, Cash Flow From Operations Grew to $26.3 million in Fiscal 2024 CHICAGO, February 25, 2025 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its fourth quarter ended December 31, 2024. “The Sprout team delivered a solid fourth quarter, driving 14% revenue growth and 26% growth in cRPO, laying the foundation for future growth in 2025 and beyond. As we work to define the future of social media management, we remain focused on execution—winning the enterprise, driving customer health, expanding our partnership ecosystem, and driving deeper engagement in our customer base,” said Ryan Barretto, CEO. Fourth Quarter 2024 Financial Highlights Revenue ● Revenue was $107.1 million, up 14% compared to the fourth quarter of 2023. ● Total remaining performance obligations (RPO) of $351.5 million as of December 31, 2024, up 28% year-over-year. ● Current remaining performance obligations (cRPO) of $249.4 million as of December 31, 2024, up 26% year-over-year. Operating Income (Loss) ● GAAP operating loss was ($13.7) million, compared to ($18.2) million in the fourth quarter of 2023. ● Non-GAAP operating income was $11.4 million, compared to $1.7 million in the fourth quarter of 2023. Net Loss ● GAAP net loss was ($14.4) million, compared to ($20.1) million in the fourth quarter of 2023. ● Non-GAAP net income was $10.7 million, compared to $1.0 million in the fourth quarter of 2023. ● GAAP net loss per share was ($0.25) based on 57.5 million weighted-average shares of common stock outstanding, compared to ($0.36) based on 56.1 million weighted-average shares of common stock outstanding in the fourth quarter of 2023. ● Non-GAAP net income per share was $0.19 based on 57.5 million weighted-average shares of common stock outstanding, compared to $0.02 based on 56.1 million weighted-average shares of common stock outstanding in the fourth quarter of 2023. Cash ● Cash and equivalents and marketable securities totaled $90.2 million as of December 31, 2024, compared to $91.5 million as of September 30, 2024. ● Net cash provided by (used in) operating activities was $4.1 million, compared to ($2.6) million in the fourth quarter of 2023. ● Non-GAAP free cash flow was $6.6 million, compared to ($0.3) million in the fourth quarter of 2023. See “Use of Non-GAAP Financial Measures” below for definitions of Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share and non-GAAP free cash flow and the financial tables that accompany this release for reconciliations of our non-GAAP measures to their closest comparable GAAP measures. See “Key Business Metrics” below for how Sprout Social defines RPO, cRPO, the number of customers contributing over $10,000 in ARR, the number of customers contributing over $50,000 in ARR, dollar-based net retention rate and dollar-based net retention rate excluding small-and-medium-sized business customers. Customer Metrics

● Grew number of customers contributing over $10,000 in ARR to 9,327 customers as of December 31, 2024, up 7% compared to December 31, 2023. ● Grew number of customers contributing over $50,000 in ARR to 1,718 customers as of December 31, 2024, up 23% compared to December 31, 2023. ● Dollar-based net retention rate was 104% in 2024, compared to 107% in 2023. ● Dollar-based net retention rate excluding small-and-medium-sized business (SMB) customers was 108% in 2024, compared to 111% in 2023. Recent Customer Highlights ● During the fourth quarter, we had the opportunity to grow with new and existing customers like: Under Armour, ESPN, Rocket Mortgage, Klaviyo, Carhartt, Campbell, and Cushman & Wakefield. Recent Business Highlights Sprout Social recently: ● Released a new Total Economic Impact™ study conducted by Forrester Consulting that found Sprout Social enabled customers to achieve a 268% return on investment (link) ● Recognized by G2’s Best Software Awards as a top company across seven categories (link) ● Announced rebranded influencer marketing platform to prepare brands for the next generation of social (link) ● Launched the 2025 Sprout Social Index™ highlighting the latest trends in social culture and brand implications for the future (link) ● Unveiled updates to its suite of AI solutions that enable marketers to unlock new potential and boost competitiveness (link) ● Named a leader in worldwide social media marketing software for large enterprises by IDC Marketscape (link) and earned a 2025 Buyer’s Choice Award from TrustRadius (link) ● Recognized by Built In as a Best Place to Work for the sixth consecutive year (link) First Quarter and 2025 Financial Outlook For the first quarter of 2025, the Company currently expects: ● Total revenue between $107.2 million and $108.0 million. ● Non-GAAP operating income between $8.5 million and $9.5 million. ● Non-GAAP net income per share between $0.14 and $0.16 based on approximately 58.5 million weighted-average shares of common stock outstanding. For the full year 2025, the Company currently expects: ● Total revenue between $448.1 million and $453.1 million. ● Non-GAAP operating income between $38.2 million and $43.2 million. ● Non-GAAP net income per share between $0.65 and $0.74 based on approximately 59.3 million weighted-average shares of common stock outstanding. The Company’s first quarter and 2025 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income, or net loss per share, the most directly comparable GAAP measure to non-GAAP net income per share, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income and non-GAAP net income per share and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, February 25, 2025. Online registration for this event conference call can be found at https://registrations.events/direct/Q4I1913111787. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com.

Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a global leader in social media management and analytics software. Sprout’s unified platform puts powerful social data into the hands of approximately 30,000 brands so they can make strategic decisions that drive business growth and innovation. With a full suite of social media management solutions, Sprout offers comprehensive publishing and engagement functionality, customer care, connected workflows and AI-powered business intelligence. Sprout’s award-winning software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,””future,” “intend,” “long-term model,” “may,” “medium to longer term goals,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q1 2025 and full year 2025 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future, including due to risks associated with our strategic focus on enterprise customers; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, high interest rates, and the impacts of current and potential future bank failures and impacts of ongoing overseas conflicts, have and could continue to adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and risks related to ongoing legal proceedings. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 23, 2024 and our Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the SEC as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense, amortization expense associated with the acquired developed technology from our acquisition of Tagger Media, Inc. (the “Tagger acquisition”) and restructuring charges. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense and restructuring charges which are often unrelated to overall operating performance. During the fourth quarter of 2024, we revised our definition of non-GAAP gross profit to exclude restructuring charges associated with a workforce reorganization, consisting primarily of severance and other personnel-related costs. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense, acquisition-related expenses and amortization expense associated with the acquired intangible assets from the Tagger acquisition, restructuring charges and non-cash gains from lease modifications. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring charges and non-cash gains from lease modifications, which are often unrelated to overall operating performance. During the fourth quarter of 2024, we revised our definition of non-GAAP operating income (loss) to exclude restructuring charges associated with a workforce reorganization, consisting primarily of severance and other personnel-related costs, and non-cash gain related to an office lease modification. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger acquisition, tax expense due to changes in valuation allowances from business acquisitions, restructuring charges and non-cash gains from lease modifications. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense and tax expense due to changes in valuation allowances from business acquisitions, restructuring charges and non-cash gains from lease modifications, which are often unrelated to overall operating performance. During the fourth quarter of 2024, we revised our definition of non-GAAP net income (loss) to exclude restructuring charges associated with a workforce reorganization, consisting primarily of severance and other personnel-related costs, and non-cash gain related to an office lease modification. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger acquisition, tax expense due to changes in valuation allowances from business acquisitions, restructuring charges and non-cash gains from lease modifications. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, tax expense due to changes in valuation allowances from business acquisitions, restructuring charges and non-cash gains from lease modifications, which are often unrelated to overall operating performance. During the fourth quarter of 2024, we revised our definition of non-GAAP net income (loss) per share to exclude restructuring charges associated with a workforce reorganization, consisting primarily of severance and other personnel-related costs, and non-cash gain related to an office lease modification. Non-GAAP free cash flow. We define non-GAAP free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment, acquisition-related costs, interest and payments related to restructuring charges. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, acquisition-related costs, interest and payments related to restructuring charges, is not available for strategic initiatives. During the fourth quarter of 2024, we revised our definition of non-GAAP free cash flow to exclude payments related to restructuring charges associated with a workforce reorganization. Non-GAAP free cash flow margin. We define non-GAAP free cash flow margin as non-GAAP free cash flow as a percentage of revenue. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense, acquisition-related expenses, restructuring charges and non-cash gains from lease modifications. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation, acquisition-related expenses, restructuring charges and non-cash gains from lease modifications. During the fourth quarter of 2024, we revised our definition of non-GAAP general and administrative expenses to exclude restructuring charges associated with a workforce reorganization, consisting primarily of severance and other personnel-related costs, and non-cash gain related to an office lease modification. Key Business Metrics Remaining performance obligations (“RPO”). RPO, or remaining performance obligations, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in future periods. Current remaining performance obligations (“cRPO”). cRPO, or current RPO, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in the next 12 months. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the ARR from our customers as of December 31st in the reported year by the ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Dollar-based net retention rate excluding SMB customers. We calculate dollar-based net retention rate excluding SMB customers by dividing the ARR from all customers excluding ARR from customers that we have identified or that self-identified as having less than 50 employees as of December 31st in the reported year by the ARR from those same customers as of December 31st of the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes ARR from new customers. We used dollar-based net retention excluding SMB customers to evaluate the long-term value of our larger customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers.

While we no longer believe that ARR and number of customers are key performance indicators of Sprout Social's business, these metrics are necessary for an understanding of how we define number of customers contributing over $10,000 in ARR and number of customers contributing over $50,000 in ARR. For this purpose, we define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period and we define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity.

Availability of Information on Sprout Social's Website and Social Media Profiles

Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/.

Social Media Profiles:
www.twitter.com/SproutSocial
www.twitter.com/SproutSocialIR
www.facebook.com/SproutSocialInc
www.linkedin.com/company/sprout-social-inc-/
www.instagram.com/sproutsocial

Contact

Media:
Layla Revis
Email: pr@sproutsocial.com
Phone: (866) 878-3231

Investors:
Alex Kurtz
Twitter: @SproutSocialIR
Email: investors@sproutsocial.com
Phone: (312) 528-9166

Sprout Social, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three Months Ended December 31,	
	2024	**2023**
Revenue		
Subscription	$ 105,922	$ 92,224
Professional services and other	1,168	1,360
Total revenue	107,090	93,584
Cost of revenue(1)

Subscription 23,094 20,597 Professional services and other 319 364 Total cost of revenue 23,413 20,961 Gross profit 83,677 72,623 Operating expenses Research and development(1) 27,627 22,661 Sales and marketing(1) 45,889 47,380 General and administrative(1) 23,838 20,805 Total operating expenses 97,354 90,846 Loss from operations (13,677) (18,223) Interest expense (656) (1,544) Interest income 878 1,210 Other expense, net (620) (118) Loss before income taxes (14,075) (18,675) Income tax expense 342 1,402 Net loss $ (14,417) $ (20,077) Net loss per share attributable to common shareholders, basic and diluted $ (0.25) $ (0.36) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 57,511,942 56,098,243 (1) Includes stock-based compensation expense as follows: Three Months Ended December 31, 2024 2023 Cost of revenue $ 1,046 $ 895 Research and development 6,640 5,529 Sales and marketing 7,017 7,770 General and administrative 7,750 4,465 Total stock-based compensation expense $ 22,453 $ 18,659 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Twelve Months Ended December 31,

2024 2023 Revenue Subscription $ 402,022 $ 330,458 Professional services and other 3,886 3,185 Total revenue 405,908 333,643 Cost of revenue(1) Subscription 90,305 75,076 Professional services and other 1,170 1,192 Total cost of revenue 91,475 76,268 Gross profit 314,433 257,375 Operating expenses Research and development(1) 102,794 79,550 Sales and marketing(1) 184,122 168,091 General and administrative(1) 87,873 79,011 Total operating expenses 374,789 326,652 Loss from operations (60,356) (69,277) Interest expense (3,525) (2,754) Interest income 3,973 7,021 Other expense, net (1,393) (768) Loss before income taxes (61,301) (65,778) Income tax expense 670 649 Net loss $ (61,971) $ (66,427) Net loss per share attributable to common shareholders, basic and diluted $ (1.09) $ (1.19) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 56,935,910 55,664,404 (1) Includes stock-based compensation expense as follows: Twelve Months Ended December 31, 2024 2023 Cost of revenue $ 3,936 $ 3,224 Research and development 25,619 18,478 Sales and marketing 31,544 30,116 General and administrative 23,204 15,886 Total stock-based compensation expense $ 84,303 $ 67,704

Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) December 31, 2024 December 31, 2023 Assets Current assets Cash and cash equivalents $ 86,437 $ 49,760 Marketable securities 3,745 44,645 Accounts receivable, net of allowances of $2,169 and $2,177 at December 31, 2024 and December 31, 2023, respectively 84,033 63,489 Deferred Commissions 20,184 27,725 Prepaid expenses and other assets 15,816 10,324 Total current assets 210,215 195,943 Marketable securities, noncurrent - 3,699 Property and equipment, net 10,951 11,407 Deferred commissions, net of current portion 51,653 26,240 Operating lease, right-of-use asset 11,326 8,729 Goodwill 121,315 121,404 Intangible assets, net 21,914 28,065 Other assets, net 967 1,098 Total assets $ 428,341 $ 396,585 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 6,984 $ 6,933 Deferred revenue 178,585 140,536 Operating lease liability 3,747 3,948 Accrued wages and payroll related benefits 20,567 18,362 Accrued expenses and other 10,869 11,260 Total current liabilities 220,752 181,039 Revolving credit facility 25,000 55,000 Deferred revenue, net of current portion 1,101 920 Operating lease liability, net of current portion 14,543 15,083 Other non-current liabilities 351 351

Total liabilities 261,747 252,393 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 54,219,684 and 51,277,740 shares issued and outstanding, respectively, at December 31, 2024; 52,133,594 and 49,241,563 shares issued and outstanding, respectively, at December 31, 2023 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 6,687,582 and 6,480,638 shares issued and outstanding, respectively, at December 31, 2024; 7,201,140 and 6,994,196 shares issued and outstanding, respectively, at December 31, 2023 1 1 Additional paid-in capital 558,391 471,789 Treasury stock, at cost (37,422) (35,113) Accumulated other comprehensive loss 3 (77) Accumulated deficit (354,383) (292,412) Total stockholders’ equity 166,594 144,192 Total liabilities and stockholders’ equity $ 428,341 $ 396,585 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended December 31, 2024 2023 Cash flows from operating activities Net loss $ (14,417) $ (20,077) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 1,064 835 Amortization of line of credit issuance costs 51 52 Accretion of discount on marketable securities (23) (470) Amortization of acquired intangible assets 1,474 1,604 Amortization of deferred commissions 4,698 7,518 Amortization of right-of-use operating lease asset 467 425 Stock-based compensation expense 22,453 18,659 Provision for accounts receivable allowances 236 835

Gain on lease modification (1,570) - Tax expense due to change in valuation allowance from business acquisition - 1,134 Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (29,908) (19,235) Prepaid expenses and other current assets (729) 3,979 Deferred commissions (13,101) (14,522) Accounts payable and accrued expenses 4,650 (473) Deferred revenue 29,475 18,051 Lease liabilities (678) (919) Net cash provided by (used in) operating activities 4,142 (2,604) Cash flows from investing activities Expenditures for property and equipment (888) (629) Payments for business acquisition, net of cash acquired - 143 Proceeds from maturity of marketable securities 4,900 32,657 Net cash provided by investing activities 4,012 32,171 Cash flows from financing activities Borrowings from line of credit - - Repayments of line of credit (5,000) (20,000) Payments for line of credit issuance costs - (208) Proceeds from employee stock purchase plan 718 912 Employee taxes paid related to the net share settlement of stock-based awards (309) (537) Net cash used in financing activities (4,591) (19,833) Net increase in cash, cash equivalents, and restricted cash 3,563 9,734 Cash, cash equivalents, and restricted cash Beginning of period 86,855 43,961 End of period $ 90,418 $ 53,695 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Twelve Months Ended December 31, 2024 2023 Cash flows from operating activities Net loss $ (61,971) $ (66,427)

Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 3,890 3,137 Amortization of line of credit issuance costs 206 86 Accretion of discount on marketable securities (406) (3,203) Amortization of acquired intangible assets 6,151 3,541 Amortization of deferred commissions 16,347 26,582 Amortization of right-of-use operating lease asset 1,827 1,553 Stock-based compensation expense 84,303 67,704 Provision for accounts receivable allowances 1,709 2,418 Gain on lease modification (1,570) - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (22,253) (26,982) Prepaid expenses and other current assets (5,452) 444 Deferred commissions (34,219) (40,540) Accounts payable and accrued expenses 3,124 (226) Deferred revenue 38,230 41,918 Lease liabilities (3,595) (3,549) Net cash provided by operating activities 26,321 6,456 Cash flows from investing activities Expenditures for property and equipment (2,950) (2,073) Payments for business acquisition, net of cash acquired (1,409) (145,636) Purchases of marketable securities - (63,085) Proceeds from maturity of marketable securities 45,085 118,621 Proceeds from sale of marketable securities - 5,538 Net cash provided by (used in) investing activities 40,726 (86,635) Cash flows from financing activities Borrowings from line of credit - 75,000 Repayments of line of credit (30,000) (20,000) Payments for line of credit issuance costs - (1,031) Proceeds from exercise of stock options 29 29 Proceeds from employee stock purchase plan 1,956 2,339 Employee taxes paid related to the net share settlement of stock-based awards (2,309) (2,380) Net cash (used in) provided by financing activities (30,324) 53,957

Net increase (decrease) in cash, cash equivalents, and restricted cash 36,723 (26,222) Cash, cash equivalents, and restricted cash Beginning of period 53,695 79,917 End of period $ 90,418 $ 53,695 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 Reconciliation of Non-GAAP gross profit Gross profit $ 83,677 $ 72,623 $ 314,433 $ 257,375 Stock-based compensation expense 1,046 895 3,936 3,224 Amortization of acquired developed technology 705 705 2,820 1,175 Restructuring charges 62 - 62 - Non-GAAP gross profit $ 85,490 $ 74,223 $ 321,251 $ 261,774 Reconciliation of Non-GAAP operating income (loss) Loss from operations $ (13,677) $ (18,223) $ (60,356) $ (69,277) Stock-based compensation expense 22,453 18,659 84,303 67,704 Acquisition-related expenses - 51 - 4,272 Amortization of acquired intangible assets 1,212 1,213 4,851 2,022 Restructuring charges 3,020 - 3,020 - Gain on lease modification (1,570) - (1,570) - Non-GAAP operating income $ 11,438 $ 1,700 $ 30,248 $ 4,721 Reconciliation of Non-GAAP net income (loss) Net loss $ (14,417) $ (20,077) $ (61,971) $ (66,427) Stock-based compensation expense 22,453 18,659 84,303 67,704 Acquisition-related expenses - 51 - 4,272 Amortization of acquired intangible assets 1,212 1,213 4,851 2,022 Restructuring charges 3,020 - 3,020 - Gain on lease modification (1,570) - (1,570) -

Tax expense due to change in valuation allowance from business acquisition - 1,134 - - Non-GAAP net income $ 10,698 $ 980 $ 28,633 $ 7,571 Reconciliation of Non-GAAP net income (loss) per share Net loss per share attributable to common shareholders, basic and diluted $ (0.25) $ (0.36) $ (1.09) $ (1.19) Stock-based compensation expense 0.39 0.34 1.48 1.22 Acquisition-related expenses - - - 0.08 Amortization of acquired intangible assets 0.03 0.02 0.09 0.03 Restructuring charges 0.05 - 0.05 - Gain on lease modification (0.03) - (0.03) - Tax expense due to change in valuation allowance from business acquisition - 0.02 - - Non-GAAP net income per share $ 0.19 $ 0.02 $ 0.50 $ 0.14 Reconciliation of Non-GAAP free cash flow Net cash provided by (used in) operating activities $ 4,142 $ (2,604) $ 26,321 $ 6,456 Expenditures for property and equipment (888) (629) (2,950) (2,073) Acquisition-related costs - 1,366 - 4,272 Interest paid on credit facility 621 1,588 3,635 1,588 Payments related to restructuring charges 2,682 - 2,682 - Non-GAAP free cash flow $ 6,557 $ (279) $ 29,688 $ 10,243